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                          J.P. MORGAN SERIES TRUST II

                        JPMORGAN SMALL COMPANY PORTFOLIO
                         SUPPLEMENT DATED JUNE 18, 2002
                    TO THE PROSPECTUSES DATED APRIL 1, 2002

    The information under the heading Portfolio Managers for the Portfolio in each Prospectus is hereby deleted in its entirety and replaced with the following:

    The portfolio management team is led by Marian U. Pardo, Managing Director of the adviser, J.P. Morgan Investment Management Inc. (JPMIM), Darren Rabenou, Vice President of JPMIM and Stephen J. Rich, Vice President of JPMIM. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Mr. Rabenou joined the team in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings. Mr. Rich has been at JPMIM since 1991, except for two years from 1999 to 2001 when he served as co-manager for mid- and small-capitalization strategies at Citigroup Asset Management. At JPMIM Mr. Rich has served as a portfolio manager in the small cap, balanced and structured equity groups.

                                                                     SUP-SCP-602